FIRST AMENDMENT TO TERM NOTE

      THIS FIRST AMENDMENT TO TERM NOTE (this "Agreement") is made as of June 29, 2004, by Argan, Inc. (formerly PUROFLOW INCORPORATED), a corporation organized under the laws of the State of Delaware and SOUTHERN MARYLAND CABLE, INC., a corporation organized under the laws of the State of Delaware, (collectively, the "Borrowers" and each a "Borrower"), jointly and severally and BANK OF AMERICA, N.A., a national banking association, it successors and assigns (the "Lender").

                                    RECITALS

      A. The Borrowers and the Lender entered into a Financing and Security Agreement dated August 19, 2003 (the same, as amended, modified, restated, substituted, extended, and renewed from time to time, the "Financing Agreement"). Under the terms of the Financing Agreement, the Lender agreed to make the Term Loan (as that term is defined in the Financing Agreement) which is evidenced by the Borrowers' Term Note dated August 19, 2003 (the same, as amended by this Agreement and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Note").

      B. The Borrowers have requested that the Lender waive certain covenant defaults and otherwise modify the Note, pursuant to the terms of this Agreement.

      C. The Lender is willing to agree to the Borrowers' request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

      1. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. Section 1 of the Term Note is hereby amended and restated in its entirety as follows:

            1. Interest Commencing as of July 1, 2004 and continuing thereafter until repayment in full, the unpaid Principal Sum shall bear interest at the LIBOR Rate plus three hundred forty five (345) basis points per annum.

            The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the LIBOR Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.


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      3. The Borrowers and the Lender agree that this  Agreement is not intended to and shall not cause a novation with respect to the Term Loan and/or any or all of the other Obligations evidenced or secured by the Financing Documents (as defined in the Financing Agreement). Except as expressly modified herein, the terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.

      4. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

                         [SIGNATURES ON FOLLOWING PAGE]


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

      IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS:                              ARGAN, INC.

_________________________             By:__________________________(SEAL)
                                         Name:
                                         Title:

WITNESS OR ATTEST:                    SOUTHERN MARYLAND CABLE, INC.

________________________              By:____________________________(Seal)
                                         Name:
                                         Title:

WITNESS:                              BANK OF AMERICA, N.A.

________________________              By:____________________________(Seal)
                                         Name:
                                         Title:


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